UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2007
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors on Certain Officers; Election of Directors; Appointment or Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Compensatory Arrangements of Certain Officers
     1. 2007 Salary Information for Named Executive Officers
     On April 6, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Genitope Corporation (the “Company”) approved 2007 annual base salaries for all of the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission). The 2007 annual base salaries are retroactive to March 1, 2007. The annual base salaries for all named executive officers are set forth on Exhibit 10.1 to this Current Report on Form 8-K.
     2. Payment of 2006 Named Executive Officer Bonuses
     On April 27, 2006, the Compensation Committee approved a management incentive compensation plan for 2006 (the “2006 Bonus Plan”). On April 6, 2007, pursuant to the terms of the 2006 Bonus Plan, the Compensation Committee approved cash bonus payments for 2006 to be paid to the Company’s named executive officers. The payments were based on the Compensation Committee’s evaluation of certain individual and corporate performance objectives achieved during fiscal 2006 and are consistent with the terms of the 2006 Bonus Plan. Bonus information for all named executive officers is set forth on Exhibit 10.1 to this Current Report on Form 8-K.
     3. 2007 Management Incentive Compensation Plan
     The 2007 management incentive compensation plan (the “2007 Bonus Plan”) was adopted by the Compensation Committee on April 6, 2007. Under the 2007 Bonus Plan, the Compensation Committee established new corporate performance goals for fiscal 2007, which included the achievement of performance targets with respect to the Company’s clinical and regulatory objectives, operations, research and development programs, commercial planning and financial metrics objectives. In addition, pursuant to the 2007 Bonus Plan, the Compensation Committee designated for each officer, including the named executive officers, a target cash bonus amount, expressed as a percentage of each officer’s 2007 annual base salary. The target cash bonus amount for 2007 for each named executive officer is set forth on Exhibit 10.1 to this Current Report on Form 8-K. The Company’s officers are eligible to receive bonuses if certain individual and corporate performance criteria are achieved during fiscal 2007. Bonus payments will be based on the Compensation Committee’s evaluation of each officer’s achievement of his or her individual performance goals and the Company’s achievement of the corporate performance goals for 2007 established by the Compensation Committee.
     A summary of the 2007 Bonus Plan is set forth on Exhibit 10.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     10.1* Compensation Information for Named Executive Officers
     10.2* Summary of 2007 Management Incentive Compensation Plan

*	Management contract or compensatory plan

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: April 12, 2007	By:	/s/ Laura Randall Woodhead
Laura Randall Woodhead
Vice President, Legal Affairs

Exhibit Index
     10.1* Compensation Information for Named Executive Officers
     10.2* Summary of 2007 Management Incentive Compensation Plan

*	Management contract or compensatory plan